UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported) April 7, 2006
   THE PROGRESSIVE CORPORATION
(Exact name of registrant as specified in its charter)

Ohio	1-9518	34-0963169

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
6300 Wilson Mills Road, Mayfield Village, Ohio 44143

(Address of principal executive offices) (Zip Code)
Registrant’s telephone number, including area code 440-461-5000
Not Applicable

(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry Into a Material Definitive Agreement
(a)	See Item 5.02(b) below.
Item 5.02 Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.
(b)	On April 7, 2006, the Company accepted the resignation of Robert T. Williams, President of the Company’s Drive Group of Insurance Companies. Under an agreement entered into between the parties, the resignation will be effective on May 17, 2006, and Mr. Williams agreed, among other provisions, not to compete against the Company for a 2-year period.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: April 7, 2006

THE PROGRESSIVE CORPORATION

By:	/s/ Charles E. Jarrett

Name:	Charles E. Jarrett
Title:	Vice President, Secretary and Chief Legal Officer